[LOGO] THE FIRST PHILIPPINE FUND INC.


                                  ANNUAL REPORT

                                  JUNE 30, 2001

                                                                  August 1, 2001

Dear Shareholder:

     On June 30, 2001, The First Philippine Fund Inc.'s (Fund) per share net asset value (NAV) stood at $3.80. The Fund's NAV declined by 6.40% in the June quarter of 2001. However, the Fund outperformed its benchmark, the Philippine composite index (Phisix), which slumped by 8.20% in US dollar terms in the same period. In the first half of the year, the Fund's NAV declined by 12.64% while the benchmark dropped by 10.04% in US dollar terms. In the Fund's fiscal year ending June 2001, the Fund's NAV and the Phisix weakened by 27.48% and 24.16%, respectively.

     The Fund's share price closed at $3.19 on June 30. The shares declined by 0.31% in the June quarter, by 5.48% in the first half of the year, and by 21.47% in the Fund's 2001 fiscal year. The discount at which the Fund's shares traded to NAV narrowed to 16.05% at the end of June from 21.18% at the end of March 2001 and from over 22% at the end of June and December 2000.

     We believe the share repurchase program, which we began in May, may have had an impact in the narrowing of the discount. As of the end of the June quarter, the Fund has repurchased 86,300 shares. In April, the Fund's Board of Directors authorized a buyback program over the next two years of up to 20% of the Fund's outstanding shares.

     In addition, the Board recently announced that it has authorized an unlimited tender offer, at NAV, in one year's time for up to all of the Fund's outstanding shares or to otherwise allow shareholders to realize NAV for their shares (such as through liquidation of the Fund or conversion into an open-end investment company). Such action will be taken if, on July 19, 2002, the average discount to NAV of the Fund's shares during the preceding twenty trading days equals or exceeds 12%.

PHILIPPINE MARKET REVIEW

     The Philippine stock market moved within a narrow 106 point trading band in the June quarter of 2001. Within this range, the market exhibited marked volatility as key market catalysts were tamed by surprises both positive and negative. The market was thus unable to breakout on a sustained rally. By the end of the quarter, the Phisix was down by only 2.51% in local terms. In US dollars, however, the Phisix declined by 8.20% as the Philippine peso depreciated by another 5.8% in the quarter to P52.428/US$.

     Again, politics remained the dominant theme. The Philippine government did in fact deliver what the market wanted in the quarter, such as:

o A Supreme Court ruling in April confirmed the legitimacy of President Gloria Macapagal-Arroyo's administration.

o Ex-President Joseph Estrada was formally charged for economic plunder and was arrested in late April.

o The national elections in May resulted in a victory for the ruling administration's coalition, ensuring a Senate majority.

o    Congress finally passed the Omnibus Power Bill.

     Nonetheless, sentiment was challenged by the following unforeseen events:

o A state of rebellion was declared on May 1 after crowds, protesting Mr. Estrada's arrest, attempted to storm the presidential palace. Government claimed this was a power grab attempt by oppositionists.

o In May, the renegade Abu Sayyaf took 20 hostages, including three foreigners, from a beach resort in Palawan. Peace and order has become a major concern.

     On the economic front, the country reeled with the rest of the region from the steep export slowdown. Due mainly to industrial weakness, especially in construction and manufacturing, the country's first quarter gross domestic product (GDP) slowed to 2.5% year-on-year, versus 3.3% a year ago. A week after this announcement, the government lowered its 2001 GDP growth targets to 3.0-3.8%, from 3.8-4.3%. The lower first quarter earnings of Philippine companies reflected this general economic downturn.

     To its credit, however, government has managed to rein in the huge budget deficit, keeping it within targets for the first 5 months of the year. Interest rates have been lowered by the country's Central Bank, in line with the US Federal Reserve's rate cuts. Inflation has been contained at around 6.7%, the 2001 five-month average.

OUTLOOK AND STRATEGY

     While the new government made progress, the return of confidence to the market remains tenuous. Investors will require more concrete signs of an economic recovery and an abatement of political risk. Thus, we expect the Philippine stock market to continue to be range-bound in the third quarter. Without clearer signals of a pick up in external demand, the economy will lack the robust driver it needs to spark growth. Foreign investor activity will remain subdued until progress is seen in addressing peace and order concerns.

     Nonetheless, we retain our positive long-term outlook. We agree that, as far as the political leadership and economic policies are concerned, fundamental improvements have been made. The country is pointing in the right direction. The achievements made to date (e.g., election victory, power bill passage, efforts to curb the deficit and implement tax reforms, renewed peace talks with insurgents) are important milestones in re-establishing credibility and confidence.

     We look forward to this government maintaining the path it has followed and mustering the political will to implement needed reforms. We also look forward to an economic and earnings recovery beginning as early as the fourth quarter of the year. With renewed external demand and the sounder structure that is currently being built for the economy, we may just be at the beginning of a long-term sustainable growth path.

     Given these, the Fund will maintain a defensive strategy in the near term, but will take advantage of opportunities to accumulate on dips in anticipation of a recovery. The Fund will not seek to significantly alter its sectoral allocation. Instead, the Fund will continue to employ a stock picking strategy. That is, to be most heavily weighted in market leaders/blue chips, with emphasis on attractive valuations, ample liquidity, and positive earnings growth prospects. These companies will benefit first and strongest from the economy's rebound and the return of foreign investor interest to the Philippines.

     Thank you for your continued support of The First Philippine Fund.

                                        Sincerely yours,

                                        /s/ Lilia C. Clemente
                                        Lilia C. Clemente
                                        DIRECTOR, PRESIDENT & CEO

                                        /s/ Joaquin G. Hofilena
                                        Joaquin G. Hofilena
                                        VICE PRESIDENT AND PORTFOLIO MANAGER

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                                                   Number of Shares         Value
--------------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (94.3%)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK (92.7%)
CONGLOMERATES (16.0%)
    Aboitiz Equity Ventures, Inc.                                                      17,200,000       $    478,981
    Alsons Consolidated Resources, Inc. (b)(c)                                         15,000,000             54,074
    Ayala Corp.                                                                        36,464,323          4,868,586
    Benpres Holdings Corp. (c)                                                         29,109,700            910,580
    Metro Pacific Corp. (c)                                                            15,550,000            139,401
    Pryce Corp. (c)                                                                    19,490,000             92,937
    Uniwide Holdings,  Inc. (c)                                                        20,687,000            110,482
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,655,041
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/ENGINEERING (1.5%)
    DMCI  Holdings, Inc. (c)                                                           25,604,000            136,742
    Union Cement Corp. (c)                                                             22,038,041            504,419
--------------------------------------------------------------------------------------------------------------------
                                                                                                             641,161
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (10.8%)
    Bank of the Philippine Islands                                                      1,349,068          1,878,423
    Bankard Inc.                                                                        6,470,000            172,771
    Equitable PCI Bank, Inc.                                                              836,000            582,017
    Metropolitan Bank & Trust Co. (c)                                                     487,120          1,876,826
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,510,037
--------------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE (18.9%)
    Cosmos Bottling Corp. (c)                                                           5,109,000            428,771
    Del Monte Pacific Ltd. (d)(g)                                                       2,400,000            599,358
    Jollibee Foods Corp.                                                                3,880,545            999,225
    La Tondena Distillers, Inc.                                                         2,347,800          1,209,098
    San Miguel Corp. -A                                                                 4,990,086          3,949,961
    Universal Robina Corp.                                                              6,778,200            672,287
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,858,700
--------------------------------------------------------------------------------------------------------------------
MEDIA (4.8%)
    ABS-CBN Broadcasting Corp. PDR (d)(f)                                               2,649,900          2,021,744
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,021,744
--------------------------------------------------------------------------------------------------------------------
PORT OPERATIONS (0.8%)
     International Container Terminal Services, Inc. (c)                                7,643,750            349,908
--------------------------------------------------------------------------------------------------------------------
                                                                                                             349,908
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT (17.6%)
     Ayala Land, Inc.                                                                  26,589,585          2,687,968
     Belle Corp. (c)                                                                    5,900,008             49,516
     Filinvest Land, Inc. (c)                                                          40,487,499          1,745,284
     SM Prime Holdings, Inc.                                                           24,100,000          2,850,004
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,332,772
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (2.4%)
     Ionics, Inc.                                                                       2,475,000            531,086
     Music Corp. (c)                                                                    1,900,000             66,682
     SPI Technologies, Inc. (c)                                                         1,400,500            400,692
--------------------------------------------------------------------------------------------------------------------
                                                                                                             998,460
--------------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS (CONT'D)
JUNE 30, 2001

                                                                                   Number of Shares         Value
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (16.0%)
     Digital Telecommunications Philippines, Inc. (c)                                  20,200,000       $    192,645
     Global Telecommunications, Inc.                                                       32,000            424,201
     Philippine Long Distance Telephone Co. ADR (e)                                       430,020          6,041,781
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,658,627
--------------------------------------------------------------------------------------------------------------------
UTILITIES (3.9%)
     Manila Electric Co.-- A (c)                                                        2,257,600          1,636,316
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,636,316
--------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $66,811,785)                                                                                   38,662,766
--------------------------------------------------------------------------------------------------------------------

                                                                                         Par
                                                                      Maturity          (000)
--------------------------------------------------------------------------------------------------------------------
BONDS (1.6%)
     Bacnotan Consolidated Industries, Inc., 5.50%
       (Cost $1,750,000)                                               06/21/04      $      1,750            656,250
--------------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
       (Cost $68,561,785)                                                                                 39,319,016
--------------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (5.7%)
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.7%)
     General Electric Corp., 4.07%
       (Cost $2,352,000)                                               07/02/01             2,352          2,352,000
--------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                             2,352,000
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
       (Cost $70,913,785) (a)                                                                           $ 41,671,016
                                                                                                        ============

(a)  Aggregate cost for Federal Income tax purposes is $70,913,785 Aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
               Excess of market value over tax cost                                                     $  2,667,978
               Excess of tax cost over market value                                                      (31,910,747)
                                                                                                        ------------
                                                                                                        $(29,242,769)
                                                                                                        ============

(b)  At fair value as determined by the Board of Directors.

(c)  Non-income producing security.

(d) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors. At
     June 30, 2001, these securities amounted to value of $2,621,102 or 6.2% of net assets.

(e)  ADR-- American Depository Receipt.

(f)  PDR-- Philippine Depository Receipt.

(g)  Singapore Security- 1.4% of Total Investments.See Accompanying Notes to
     Financial Statements

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                                                   June 30, 2001
---------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $70,913,785) ........................................      $  41,671,016
Cash ...........................................................................                257
Foreign currency value (Cost $900,359) .........................................            867,774
Dividends receivable ...........................................................              4,431
Interest receivable ............................................................              3,169
Prepaid expenses ...............................................................             17,717
---------------------------------------------------------------------------------------------------
TOTAL ASSETS ...................................................................         42,564,364
---------------------------------------------------------------------------------------------------
LIABILITIES
Payable for treasury stock repurchased .........................................             20,454
Advisory fee payable ...........................................................             65,454
Accrued expenses payable .......................................................            151,687
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES ..............................................................            237,595
---------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 11,138,700 common shares outstanding) ........................      $  42,326,769
---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($42,326,769/11,138,700) ....................................................      $        3.80
---------------------------------------------------------------------------------------------------
Net assets consist of:
   Capital Stock ...............................................................      $     112,250
   Paid-in capital .............................................................        119,893,558
   Cost of 86,300 shares held in treasury ......................................           (290,370)
   Accumulated net investment loss .............................................           (214,965)
   Accumulated net realized loss on investments ................................        (47,898,322)
   Net unrealized depreciation on investments, foreign currency holdings,
    and other assets and liabilities denominated in foreign currency ...........        (29,275,382)
---------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................      $  42,326,769
---------------------------------------------------------------------------------------------------

                                                                                            For the
                                                                                         Year Ended
STATEMENT OF OPERATIONS                                                               June 30, 2001
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of taxes withheld $169,871) ..................................      $     576,216
   Interest (net of taxes withheld $10,057) ....................................            249,032
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ........................................................            825,248
---------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee .....................................................            491,289
   Trustee fee .................................................................            150,000
   Administration fee ..........................................................            124,800
   Legal fees ..................................................................            123,221
   Custodian fee ...............................................................             97,180
   Audit fee ...................................................................             54,998
   Directors fees ..............................................................             53,250
   Printing ....................................................................             25,000
   NYSE Listing fee ............................................................             17,356
   Transfer agent fee ..........................................................              6,658
   Insurance ...................................................................              3,017
   Miscellaneous ...............................................................             24,909
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES .................................................................          1,171,678
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS ............................................................           (346,430)
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS,
   AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
   Net realized loss on:
    Security transactions ......................................................        (15,229,320)
    Foreign currency transactions ..............................................           (627,460)
---------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation on:
    Investments ................................................................             19,175
    Foreign currency holdings and other assets and liabilities
     denominated in foreign currency ...........................................              2,665
---------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings and other assets and liabilities denominated in foreign
    currency ...................................................................        (15,834,940)
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $ (16,181,370)
---------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

                                                                         For the          For the
                                                                      Year Ended       Year Ended
STATEMENT OF CHANGES IN NET ASSETS                                 June 30, 2001    June 30, 2000
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
    Net investment loss .........................................   $   (346,430)   $    (691,257)
    Net realized loss on security transactions ..................    (15,229,320)     (17,016,187)
    Net realized loss on foreign currency transactions ..........       (627,460)        (336,082)
    Net change in unrealized appreciation (depreciation)
       on investments, foreign currency holdings and other
       assets and liabilities denominated in foreign currency ...         21,840      (32,414,457)
-------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations .........    (16,181,370)     (50,457,983)
-------------------------------------------------------------------------------------------------
   Capital share transactions:
    Shares repurchased ..........................................        290,370               --
-------------------------------------------------------------------------------------------------
   Total decrease in net assets .................................    (16,471,740)     (50,457,983)
-------------------------------------------------------------------------------------------------
   Net assets:
    Beginning of year ...........................................     58,798,509      109,256,492
-------------------------------------------------------------------------------------------------
    End of year (including accumulated net investment loss of
       ($214,965) and ($96,576), respectively) ..................   $ 42,326,769    $  58,798,509
=================================================================================================

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                    For the Year Ended June 30,
                                                                   -------------------------------------------------------------
                                                                      2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............................  $    5.24    $    9.73    $    6.51    $   16.61    $   21.18
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss ..........................................      (0.03)       (0.06)       (0.07)       (0.06)       (0.21)
   Net realized and unrealized gains (losses) on investments, foreign currency holdings and other assets and liabilities
    denominated in foreign currencies ...........................      (1.56)       (4.43)        3.29       (10.04)       (2.86)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations ..............      (1.59)       (4.49)        3.22       (10.10)       (3.07)
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions from net realized long-term gains ..............         --           --           --           --        (1.50)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................         --           --           --           --        (1.50)
--------------------------------------------------------------------------------------------------------------------------------
SHARES REPURCHASED
   Effect of shares repurchased .................................       0.15           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net asset value .......................      (1.44)          --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of  period .................................  $    3.80    $    5.24    $    9.73    $    6.51    $   16.61
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ...........................  $    3.19    $    4.06    $    8.63    $    5.75    $   13.75
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market value* .......................................     (21.43)%     (52.90)%      50.00%      (58.18)%     (10.88)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ............................  $  42,327    $  58,799    $ 109,256    $  73,068    $ 186,465
Ratios to average net assets:
    Operating expenses ..........................................       2.38%        1.88%        2.07%        1.91%        1.75%
    Net investment loss .........................................      (0.71)%      (0.86)%      (1.02)%      (0.68)%      (1.10)%
Portfolio turnover ..............................................      34.71%       14.37%       16.26%       23.10%       15.32%
--------------------------------------------------------------------------------------------------------------------------------

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges and brokerage commissions.

                 See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2001

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with accounting principles generally accepted within the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $54,074 (0.13% of net assets) at June 30, 2001, for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

     2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. For the year ended June 30, 2001, investment income had no adjustment for uncollectible receivables.

     3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 2001, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates and such tax is recorded on the accrual basis at the time when the related income is recorded.

          The Fund has a capital loss carry forward in the amount of $43,464,865, of which $466,990, $7,894,662, $8,691,345 and $26,411,868 are available to reduce future net capital gains distributed and expire in the years ended 2005, 2007, 2008 and 2009, respectively.

          Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 2000 incurred and elected to defer net capital losses of $4,433,457 and foreign currency loss of $214,965 during the year ended June 30, 2001.

     4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (I.) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

          (II.)purchases and sales of investment securities, income and expense at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

          The Fund does not isolate the effect of fluctuation in foreign exchange rated from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

          Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

          The change in unrealized appreciation depreciation of foreign currency holding and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

          Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

     5. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

          The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted within the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extend these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal Tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

          As of June 30, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 2001, the Fund increased accumulated net investment loss by $855,501 with an offsetting decrease to paid-in-capital of $855,501.

     6. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of the United States issuers. The Fund's custodian takes possession of collateral pledge for investment in the repurchase agreements. To the extent that any repurchase transaction exceeds one business day; the value of the collateral is marked-to-market on a daily basis to check the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the year ended June 30, 2001, the Investment Adviser earned $491,289 from the Fund, of which $26,777 was payable to the Investment Adviser at June 30, 2001.

     PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the year ended June 30, 2001, the Investment Adviser paid $171,951 to the Philippine Adviser.

     Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the year ended June 30, 2001, the Trustee earned fees of $150,000, of which $37,397 was payable to the Trustee at June 30, 2001.

     PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800, for the year ended June 30, 2001, the Administrator earned fees of $124,800, of which $10,257 was payable to the Administrator at June 30, 2001.

     The Fund pays each of its Directors who is not a director, officer or employee of the Investment Advisor, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at June 30, 2001 were $13,750, which are included in accrued expenses.

C. CAPITAL STOCK

     The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,138,700 shares outstanding at June 30, 2001, Clemente Capital, Inc. And PNB Investment Limited each owned 5,000 shares.

D. SHARE REPURCHASE PROGRAM

     On May 4, 2001, the Fund commenced a share repurchase program for the purpose of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through June 30, 2001, the Fund repurchased 86,300 shares or 0.77% of its Common Stock at an average price per share of $3.36 and an average discount of 15.14% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts, as it believes will further the accomplishments of the foregoing objectives subject to review by the Board of Directors.

E. PORTFOLIO ACTIVITY

     Purchases and sales of securities, other than short-term obligations, aggregated $18,532,841 and $15,580,224, respectively, for the year ended June 30, 2001.

F. OTHER

     The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

     There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

     At June 30, 2001, 92.9% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.


G.       Subsequent Event - Tender Offer

     At the July 26, 2001 Board Meeting, the Board of Directors authorized an unlimited tender offer, at NAV, in one year's time for up to all of the Fund's outstanding shares or to otherwise allow shareholders to realize NAV for their shares. Such action will be taken if, on July 19, 2002, the average discount to NAV of the Fund's shares during the preceding twenty trading days equals or exceeds 12%.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The First Philippine Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Philippine Fund Inc. (the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, PA
August 1, 2001

TAX INFORMATION (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (June 30, 2001) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

     Dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2001.

SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN

     The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

     The Fund intends to distribute to shareholders, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

     If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are certified from time to time by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There  is  no  charge  to  participants   for   reinvesting   dividends  or
distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company (the Plan Agent) at 59 Maiden Lane, New York, NY 10007. Attention Shareholder Services: The First Philippine Fund Inc.

DIRECTORS AND OFFICERS

Benjamin P. Palma Gil
DIRECTOR AND CHAIRMAN
Lilia C. Clemente
DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Leopoldo M. Clemente, Jr.
DIRECTOR, EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
M.A.T. Caparas
DIRECTOR
Roberto de Ocampo
DIRECTOR
John Anthony B. Espiritu
DIRECTOR
Andres R. Narvasa
DIRECTOR
Joseph A. O'Hare, S.J.
DIRECTOR
Robert B. Oxnam
DIRECTOR
Stephen J. Solarz
DIRECTOR
Santiago S. Cua, Jr.
EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Joaquin G. Hofilena
VICE PRESIDENT AND TREASURER
Imelda Singzon
VICE PRESIDENT
Maria Distefano
ASSISTANT SECRETARY

EXECUTIVE OFFICES

152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449.)

INVESTMENT ADVISER
Clemente Capital, Inc.

ADMINISTRATOR
PFPC Inc.

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

CUSTODIAN
Brown Brothers Harriman & Co.

LEGAL COUNSEL
Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION

THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most news-papers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First
Philippine  Fund  Inc.  may  elect  to  receive   dividends  and  capital  gains
distributions in the form of additional shares of the Fund.

--------------------------------------------------------------------------------
This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------